Fees Summary	Mar. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 28,732.95
Total Fee Amount	28,732.95
Total Transaction Valuation	208,059,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00